FORM 8 - K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 29, 2004

HARRELL HOSPITALITY GROUP, INC.

( Exact name of registrant as specified in its charter)

Delaware 0-2661 13-1946181

(State or other jurisdiction (Commission (IRS Employer of

incorporation) File Number) Identification No.)

16475 North Dallas Parkway Suite 410, Addison, Texas 75001

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code 972-380-0273

Item 1. Changes in Control of Registrant

Item 2. Acquisition or Disposition of Assets

Item 3. Bankruptcy or Receivership

Item 4. Changes in Registrant's Certifying Accountant.

Item 5. Other Events

Item 6. Resignations of Registrant's Directors

On January 27, 2004 the Company received written notification of the resignation of Gerard M. Thompson from the Board of Directors of Harrell Hospitality Group, Inc., effective January 12, 2004.

Item 7. Financial Statements and Exhibits

Item 8. Change in Fiscal Year

Item 9. Sales of Equity Securities Pursuant to Regulation S.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Paul L. Barham

(Registrant)

Date 1/30/2004

//Paul L. Barham//

(Signature)